UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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SMTC CORPORATION
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SMTC CORPORATION
7050 WOODBINE AVENUE
MARKHAM, ONTARIO
CANADA L3R 4G8

June 28, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation (the “Company”) to be held at the Fitzpatrick Manhattan located on 687 Lexington Avenue, New York, NY 10022 on Tuesday August 7, 2018, at 1:00 p.m., Eastern Daylight Time.

Pursuant to the rules promulgated by the U.S. Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our Proxy Statement and 2017 Annual Report and to vote over the Internet. The Proxy Statement contains instructions on how you can (a) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (b) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes (i) the proposed nominees for director, (ii) the appointment of the Company’s independent registered public accounting firm, (iii) the vote to approve the amendment to the certificate of incorporation of the Company, (iv) the non-binding advisory vote to approve the Compensation of the Company’s named executive officers, and (v) other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date, and promptly return the proxy card. Instructions regarding all three methods of voting are contained in the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Edward Smith

Edward Smith

President and Chief Executive Officer

SMTC Corporation

SMTC CORPORATION
7050 WOODBINE AVENUE
MARKHAM, ONTARIO
CANADA L3R 4G8

NOTICE OF 2018 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON AUGUST 7, 2018

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at the Fitzpatrick Manhattan located on 687 Lexington Avenue, New York, NY 10022 on Tuesday August 7, 2018, at 1:00 p.m., Eastern Daylight Time, for the following purposes:

1.     To elect five directors to serve until the 2019 Annual Meeting and until their successors are duly elected and qualified in accordance with the by-laws of the Company.

2.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018.

3.     To approve the amendment to the certificate of incorporation of the Company.

4.     To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

5.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on June 15, 2018, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2018. THE PROXY STATEMENT AND 2017 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.SMTC.COM/PROXY.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

/s/ Edward Smith

Edward Smith

President and Chief Executive Officer

Markham, Ontario
June 28, 2018

SMTC CORPORATION
7050 WOODBINE AVENUE
MARKHAM, ONTARIO
CANADA L3R 4G8

PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy to vote your shares at our 2018 Annual Meeting of Stockholders to be held on Tuesday August 7, 2018, at 1:00 p.m., Eastern Daylight Time, at our offices located at the Fitzpatrick Manhattan located on 687 Lexington Avenue, New York, NY 10022.

This Proxy Statement contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2017” mean our fiscal period 2017, which began on January 2, 2017 and ended on December 31, 2017. We refer to the 2018 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by the U.S. Securities and Exchange Commission rules, we are making this Proxy Statement and our 2017 Annual Report available to our stockholders electronically via the Internet. On or about June 29, 2018, we plan to mail to our common stockholders of record as of the close of business on June 15, 2018, a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this Proxy Statement and our 2017 Annual Report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and 2017 Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who may attend and vote?

Our Board has fixed the close of business on June 15, 2018, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof (the “record date”). Each holder of the Company’s common stock, par value $0.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date. Holders of Common Stock are collectively referred to as “Stockholders.” On the record date, 17,303,510 shares of our Common Stock were issued and outstanding.

At least ten (10) days before the Annual Meeting, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any Stockholder for any purpose germane to the Annual Meeting at the Company’s offices at the Fitzpatrick Manhattan located on 687 Lexington Avenue, New York, NY 10022. The list will also be made available to Stockholders present at the Annual Meeting.

-i-

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

●     Stockholder of Record - If your shares are registered directly in your name with SMTC’s Transfer Agent, Computershare LLC (“Computershare”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

●     Beneficial Owner - If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote those shares and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use to vote the shares of which you are the beneficial owner. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How do I vote?

As a Stockholder, you have the right to vote on specified business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this Proxy Statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote.

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-800-652-8683 and following the instructions on the proxy card;

●	By Internet—You can vote over the Internet at www.investorvote.com/SMTX by following the instructions on the Notice; or

●

By Mail—If you received your proxy materials by mail or you printed the proxy card posted at http://smtc.com/proxy, you may vote by mail by completing, signing, dating, and mailing the proxy card to: SMTC Corporation, 7050 Woodbine Avenue Markham, Ontario Canada L3R 4G8.

Telephone and Internet voting facilities for Stockholders of record will be available 24-hours-a-day and will close at 11:59 p.m. (EDT) on August 6, 2018.

If you vote by proxy, you enable the individuals named in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way your shares will be voted even if you are unable to attend the Annual Meeting.

Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

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What does the Board recommend?

If you submit a proxy but do not indicate your voting instructions, your proxies will vote in accordance with the recommendations of the Board. The Board recommends that you vote “FOR” the election of the named director nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” the approval of the amendment to the certificate of incorporation of the Company and “FOR” a non-binding advisory vote for approval of compensation of the Company’s named executive officers.

What vote is required for approval of the proposal?

A majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required for approval of the proposals.

●

For the election of directors, the five candidates receiving the greatest number of affirmative votes (a “plurality vote”) of shares of Common Stock cast at the Annual Meeting will be elected. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker, or other nominee cannot vote on this matter without instructions from you.

●

For ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018, the affirmative vote of a majority of the votes of shares of Common Stock cast at the Annual Meeting is required. As the vote on this proposal is a routine matter under applicable rules, your bank, broker, or other nominee may vote on this matter in the absence of contrary instructions from you.

●

For approval of the amendment to the certificate of incorporation of the Company, the affirmative vote of a majority of the votes of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker, or other nominee cannot vote on this matter without instructions from you.

●

For approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, the affirmative vote of a majority of the votes of shares of Common Stock cast at the Annual Meeting is required. Please note that while the Board intends to carefully consider the Stockholder vote on the executive compensation paid to the Company’s named executive officers, the vote is not binding on the Company and is advisory in nature. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker or other nominee cannot vote on this matter without instructions from you.

An automated system administered by the Company’s transfer agent will tabulate votes by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes” for purposes of certain proposals. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. In tabulating the voting result for any particular proposal for which the approval standard is the affirmative vote of a majority of shares of Common Stock cast, shares that constitute broker non-votes or an abstention with respect to that particular proposal are not considered votes cast with respect to that proposal. Thus, broker non-votes and abstentions will not affect the outcome of such proposals, assuming that a quorum is obtained. In tabulating the voting results for any particular proposal for which the approval standard is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote, shares that constitute broker non-votes will respect to that proposal will have no effect on the voting results for that proposal because they are not “entitled to vote” on the matter. With respect a particular proposal for which the approval standard is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote, an abstention will have the same effect as a vote “against” the proposal because an abstention represents a share “entitled to vote”, and thus is included in the denominator in determining the percentage of approval.

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May I change my proxy?

Yes, proxy may be revoked by the Stockholder giving the proxy, at any time before it is voted, by delivering a written notice of revocation to the Company at its principal executive offices prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

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 Table of Contents

PROPOSAL NO. 1 –	Election of Directors	1

PROPOSAL NO. 2 –	Ratification of Appointment of Independent Registered Public Accounting Firm	3

PROPOSAL NO. 3 –	Approval of the Amendment to the Certificate of Incorporation of the Company	5

PROPOSAL NO. 4 -	Non-Binding Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers (“Say on Pay”)	6

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES		7

COMPENSATION OF DIRECTORS		11

AUDIT COMMITTEE REPORT		12

RELATED PERSON TRANSACTIONS		13

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		14

EXECUTIVE COMPENSATION AND RELATED INFORMATION		16

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END		18

ADDITIONAL INFORMATION		22

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 PROPOSAL NO. 1 - Election of Directors

The number of authorized directors on the Board is currently fixed at seven (7), with two (2) vacancies. Directors are elected on an annual basis. The Board is currently composed of the following directors: Clarke H. Bailey, David Sandberg, Frederick Wasserman, J. Randall Waterfield, and Edward Smith, whose terms will expire upon the election and qualification of directors at the Annual Meeting.

The following table sets forth certain information with respect to each of the five (5) nominees for election as a director of the Company. Each nominee was proposed for election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to the Stockholders. The ages shown are as at June 28, 2018, the date on which this Proxy Statement was first delivered to Stockholders.

Name	Age	Office/Title
Clarke H. Bailey	64	Chair of the Board of Directors
David Sandberg	45	Director
Frederick Wasserman	63	Director
J. Randall Waterfield	45	Director
Edward Smith	55	President and Chief Executive Officer, and Director

Clarke H. Bailey joined the Board of Directors in June 2011. Mr. Bailey served as Executive Chairman and Interim Chief Financial Officer of the Company from May 2013 to April 2014. Mr. Bailey is presently the Chairman and CEO of EDCI Holdings, Inc., a holding company, a position held since 2009. In addition to his position at EDCI, he serves as a Director of Iron Mountain Incorporated where he has served since 1998 and is currently Chairman of its Risk and Safety Committee. Previously, Mr. Bailey served as the Chairman and CEO of Arcus, Inc. until 1998 and as Managing Director and Head of the Principal Investment Group at Oppenheimer & Co. until 1990. Mr. Bailey has also previously served as a director on four (4) other public company boards, five (5) private company boards, and three (3) non-profit boards of trustees. The Board believes that his significant experience in manufacturing, finance, and M&A, and serving as a Chief Executive Officer and on both public and private boards, make him well-qualified to serve as a director.

David Sandberg joined the Board of Directors in April 2009. Mr. Sandberg is the managing member of Red Oak Partners, LLC, which he founded in March 2003.  He is also the portfolio manager of various funds managed by Red Oak Partners. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund, where he was employed from 1998 to 2002. Mr. Sandberg serves as the Chairman of the Board of Asure Software, Inc. and Cord Blood America, Inc., both of which are public companies.  He also served as a Director of Issuer Direct Corporation, a public company, and WTI Holdings, LLC, a private company.  Previously Mr. Sandberg served as a director of public companies EDCI, Inc., RF Industries, Ltd., and Planar Systems, Inc. Mr. Sandberg has experience serving as a member of and as Chairman of each of the Audit, Compensation, Nominating and Governance, and Strategic committees for public companies.  He received a B.A. in Economics and a B.S. in Industrial Management from Carnegie Mellon University in 1994. Red Oak Partners, LLC is the largest stockholder of the Company. The Board believes that his experience serving as director on other public companies, as well has his experience in finance and public company capital market transactions, make him well-qualified to serve as a director.

Frederick Wasserman joined the Board of Directors in August 2013. Mr. Wasserman is a seasoned executive who has 40 years of business experience helping to create shareholder value with a number of companies. Mr. Wasserman has been the President, Chief Operating Officer, and Chief Financial Officer for a number of companies, including Mitchell & Ness Nostalgia Company where he was CFO and COO. He also served as President and CFO of Goebel of North America. Mr. Wasserman is currently, and has been since 2008, the President of FGW Partners LLC as well as the Chief Compliance Officer of Wynnefield Capital Inc., a stockholder of SMTC. He served on the Board of Directors for National Holdings Corporation from October 2013 to September 2016. Mr. Wasserman currently serves on the Board of Directors of Tapimmune Inc., a position held since January 2016, MAM Software Group, Inc. and DLH Holdings Corp., each of which is a publicly-traded company. The Board believes that Mr. Wasserman’s experience serving as a director on publicly-traded companies and his significant management experience make him well-qualified to serve as a director.

          J. Randall Waterfield joined the Board of Directors in April 2012. Mr. Waterfield is the Chairman of Waterfield Group, a diversified financial services holding company that traces its origins back to 1928. After selling the largest private mortgage company in the US and largest Indiana-based bank in 2006 and 2007, respectively, Waterfield Group has diversified into technology, real estate, asset management, and merchant banking. Mr. Waterfield holds the Chartered Financial Analyst designation, and is the 2017-18 Chairman of the Board of Directors of YPO, a member of Mensa, and a graduate of Harvard University. Also, Mr. Waterfield currently serves on the Board of Directors of Waterfield Group and its affiliates, Environmental Risk Transfer and Asure Software Inc. Previously, Mr. Waterfield was an equity research analyst at Goldman Sachs & Co. from 1996 through 1999, where he was primarily responsible for small capitalization growth portfolios. The Board believes that Mr. Waterfield’s experience in finance and M&A make him well-qualified to serve as a director.

       Edward Smith joined the Company and Board of Directors in February 2017. He currently serves as the Company’s President and Chief Executive Officer, a position he has held since May 2017. From February 2017 to May 2017, Mr. Smith served as Interim President and Chief Executive Officer of the Company. Mr. Smith has extensive experience in the electronic manufacturing services (EMS) industry and the electronic components distribution industry. He most recently served as Senior Vice President of Global Embedded Solutions at Avnet, Inc. during 2016 and as President of Avnet Electronics Marketing Americas from February 2009 to March 2016. Mr. Smith worked in many positions during his tenure at Avnet, Inc., which began in 1994. From 2002 to 2004, Mr. Smith served as President and Chief Executive Officer of SMTEK International, Inc., a tier II manufacturer in the EMS industry. From 2009 to 2017, Mr. Smith served as a member of the Electronic Components Industry Association. The Board believes that Mr. Smith’s extensive experience in the EMS industry and as an executive officer of various other companies, make him well-qualified to serve as a director.

REQUIRED VOTE FOR ELECTION OF DIRECTORS

The election of each director requires the affirmative “FOR” vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting for the election of directors. To be effective, the proposal needs to be approved by the affirmative “FOR” vote of a majority of the shares of Common Stock cast at the Annual Meeting. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

 The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP (“PwC LLP”) as our independent registered public accounting firm for the fiscal year ending December 30, 2018. In the event the Stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain PwC LLP and may retain that firm or another firm without resubmitting the matter to our Stockholders for ratification. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our Stockholders. We expect that representatives from PwC LLP will be present or available telephonically at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

Set forth below are the fees incurred by the Company to its independent registered public accounting firm PwC LLP, for the fiscal years indicated.

	2017	2016
Audit fees	$458,535	$325,556
Audit-related fees	-	24,775
Tax fees	153,885	117,290

Total fees	$612,420	$467,621

The amounts are presented in USD and converted using average twelve-month exchange rate of USD $1.00 to CAD $1.30 and USD $1.00 to CAD $1.30 for fiscal years 2017 and 2016, respectively.

Audit Fees — Consists of fees for professional services rendered in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings.

Audit-Related Fees — Consists of fees for professional services related to the performance of the audit of the Company’s consolidated financial statements and the reviews of the Company’s quarterly results of operations and quarterly reports on Form 10-Q that are not included as part of audit fees.

Tax Fees — Consists of fees for professional services related to tax compliance, planning and consulting services.

Audit Committee Pre-Approval Policies and Procedures; Determination of Independence

The Audit Committee’s charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before the independent registered public accounting firm is engaged to render these services. The Audit Committee has considered whether the independent registered accounting firm’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under this policy, the Audit Committee has pre-approved certain audit and audit-related services, tax services, and other services. The Audit Committee has determined that the provision of those services that are pre-approved in compliance with this policy will not impair the independence of the Company’s independent registered public accounting firm. The provision of services by the independent registered public accounting firm that are not pre-approved in compliance with this policy are subject to separate pre-approval by the Audit Committee. This policy also pre-approved specified fee levels for the specific services. Payments exceeding these specified fee levels are subject to separate pre-approval by the Audit Committee. All audit and non-audit services performed by our independent registered public accounting firm during 2017 were pre-approved by our Audit Committee to assure that such services did not impair the independent registered public accounting firm’s independence from the Company.

REQUIRED VOTE FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The affirmative “FOR” vote of a majority of shares of Common Stock cast at the Annual Meeting is required to ratify the appointment of PwC LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2018. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2018.

 PROPOSAL NO. 3—Approval of the Amendment to the Certificate of Incorporation

On June 15, 2018, our Board approved an amendment to our Certificate of Incorporation to remove in its entirety Article X, Section 4 of our Certificate of Incorporation, which prior to the amendment provides that directors may not be removed without cause and may be removed for cause only be the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the Company.  If the amendment is adopted, the certificate of amendment giving effect to the amendment (the “Certificate of Amendment”) will be filed as soon as practicable.

Text of the Amendment

The amendment to the Certificate of Incorporation will be implemented by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, and the amendment will become effective on the date of the filing of the Certificate of Amendment. We propose to amend Certificate of Incorporation as follows:

“Article X, Section 4 is hereby removed in its entirety.”

Purpose of the Amendment

The approval of the amendment to our Certificate of Incorporation to remove the requirement that directors may only be removed for “cause” is to comply with the Delaware General Corporation Law (the “DGCL”). Prior to our adoption of our Fourth Amended and Restated Certificate of Incorporation, as filed July 24, 2009 (the “Fourth Amended and Restated Certificate of Incorporation”) and our current Fifth Amended and Restated Certificate of Incorporation, as filed on August 28, 2014 (our “Current Certificate of Incorporation”), the members of our Board were elected for staggered terms. The DGCL permits corporations with staggered boards to include a provision in their certificate of incorporation to allow removal of directors only for cause, a provision which our prior certificate of incorporation included. The Fourth amended and Restated Certificate of Incorporation removed the staggered natured of the terms of our directors but did not remove the provision permitting removal of directors only for cause, which technically did not comply with the requirements of the DGCL. This change was carried into our Current Certificate of Incorporation. We are therefore requesting our stockholders approve this proposal to amend our Current Certificate of Incorporation to comply with the DGCL.

REQUIRED VOTE

The affirmative “FOR” vote of a majority of shares of Common Stock cast at the Annual Meeting is required to approve the Amendment to the Certificate of Incorporation of the Company. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

  PROPOSAL NO. 4 - Non-Binding Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers (“Say on Pay”)

Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”) provides Stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say-on-pay” proposal, which gives Stockholders the opportunity to approve the Company’s compensation for its named executive officers as disclosed in this Proxy Statement by voting for or against the resolution set forth below:

“RESOLVED, that the stockholders of the SMTC Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the executive compensation tables, and the accompanying narrative discussion, set forth in the Company’s 2018 Proxy Statement.”

Unless the Board revises its policy on the frequency of future advisory votes, the next advisory vote on the compensation of the Company’s named executive officers will be held at the 2019 Annual Meeting of Stockholders.

REQUIRED VOTE FOR APPROVAL, ON A NON-BINDING BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Although this vote is advisory and not binding on the Company, the Compensation and Management Development Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative “FOR” vote of a majority of the shares of Common Stock cast at the Annual Meeting. Broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

 INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board

The number of authorized directors on the Board is currently fixed at seven (7), with two (2) vacancies. The Board is currently composed of the five (5) directors: Clarke H. Bailey, David Sandberg, J. Randall Waterfield, Frederick Wasserman and Edward Smith. Edward Smith currently serves as our President and Chief Executive Officer (“CEO”). Mr. Smith was recommended for election to the Board in connection with this appointment as President and CEO.

During fiscal year 2017, the Board held fourteen (14) meetings, including regularly scheduled and special meetings. During fiscal year 2017, each director attended more than seventy-five percent (75%) of the total number of meetings of the Board and the committees on which he served. The Company does not have a formal written policy specifying whether directors must attend stockholder meetings, however to the extent reasonably practicable, Board members are encouraged to attend stockholder meetings in person or telephonically. One director then serving on the Board attended our 2017 Annual Meeting.

Board Committees

The Board has three standing committees: an Audit Committee, a Compensation and Management Development Committee and a Nominating and Governance Committee, each of which is described below. Each committee operates under a written charter that the Board adopted. All of the charters are publicly available on our website at www.smtc.com under the “Corporate Governance” link under the “Investor Relations” tab. You may also obtain a copy of our committee charters upon written request to our Investor Relations Department at our principal executive offices.

It is the role of the Nominating and Governance Committee to recommend to the Board candidates to serve on the committees. The Board elects committee members annually and they serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal. The following were the standing committees of the Board for fiscal year 2017 and the number of meetings each committee held during that period:

Committees	Number of Meetings	Members

Audit Committee	5	Frederick Wasserman (Chair), David Sandberg, J. Randall Waterfield

Compensation and Management Development Committee	8	Clarke H. Bailey (Chair), Frederick Wasserman, David Sandberg

Nominating and Governance Committee	1	David Sandberg (Chair), J. Randall Waterfield, Clarke H. Bailey

Director Independence

The Board has determined that each of Clarke H. Bailey, David Sandberg, J. Randall Waterfield, and Frederick Wasserman is an “independent director” as defined in the listing rules of the NASDAQ Stock Market (“NASDAQ Rules”). Mr. Smith was not an “independent director” as defined in NASDAQ Rules.

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by the NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in the NASDAQ Rules and Rule 10A-3(b)(1) under the Exchange Act, and as required by the NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by the NASDAQ Rules.

Audit Committee

The Audit Committee is responsible for assisting the Board in fulfilling its responsibility to stockholders, potential stockholders, and the investment community in monitoring the Company’s accounting and reporting practices, systems of internal accounting and financial controls, the Company’s compliance with legal and regulatory requirements related to financial reporting, the qualifications and independence of the Company’s independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm, and the quality and integrity of the Company’s financial reports. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent registered public accounting firm the annual audited and unaudited quarterly financial statements, the disclosures in the Company’s annual and quarterly reports filed with the SEC, critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures.

The Board has determined that Mr. Wasserman, who is currently the chairman of the Audit Committee, Mr. Sandberg, and Mr. Waterfield are each a “audit committee financial expert” as defined by the applicable rules of the SEC.

Compensation and Management Development Committee

The Compensation and Management Development Committee is responsible for discharging the Board’s duties relating to oversight of executive compensation. This Committee makes all decisions regarding the compensation of the executive officers with input and recommendations from the Chief Executive Officer (except with respect to compensation decisions for the Chief Executive Officer himself). In addition, this Committee is responsible for administering the Company’s executive compensation program. This Committee reviews both short-term and long-term corporate goals and objectives with respect to the compensation of the Chief Executive Officer and the other executive officers. This Committee also reviews and discusses with management the impact of the Company’s compensation policies and practices on risk-taking within the Company. This Committee evaluates at least once a year the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the Chief Executive Officer and the other executive officers. This Committee also reviews and recommends to the Board incentive-compensation plans that are subject to the Board’s approval.

During 2017, the Compensation and Management Development Committee utilized the services of a compensation consultant. As part of the 2017 compensation process, the Compensation and Management Development Committee retained Pay Governance LLC (“Pay Governance”) as its independent compensation consultant. Pay Governance provided advisory services only with respect to executive and equity compensation and a competitive assessment of compensation for non-executives, in each case as directed by the Compensation and Management Development Committee, and does no other business with the Company. Prior to engaging Pay Governance, the Compensation and Management Development Committee considered the independence of Pay Governance in accordance with the terms of the charter of the Compensation and Management Development Committee and applicable regulations. The Compensation and Management Development Committee did not identify any conflicts of interest with respect to Pay Governance.

Nominating and Governance Committee

The Nominating and Governance Committee is composed solely of independent directors, and participates in the search for qualified directors. The criteria for selecting nominees for election as directors of the Company includes experience in the operation of public companies, accomplishments, education, skills, and the highest personal and professional integrity. The candidate must be willing and available to serve and should generally represent the interests of all stockholders, and not of any special interest group. After conducting an initial evaluation of a candidate, this Committee will interview that candidate if it believes the candidate might be suitable to be a director and will also ask the candidate to meet with other directors and management. If this Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s nomination for election to the Board.

The Nominating and Governance Committee does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but, when considering director candidates, it seeks individuals with backgrounds and skills that, when combined with those of the Company’s other directors, bring a broad range of complementary skills, expertise, industry and regulatory knowledge, and diversity of perspectives to build a capable, responsive and effective Board. Diversity considerations for a director nominee may vary at any time according to the particular area of expertise being sought to complement the existing Board composition.

A stockholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in our by-laws.

Code of Ethics

The Board has adopted a Code of Ethics and Conduct, which is available on the Company’s website at www.smtc.com or in print without charge to any person who requests such document in writing. Any such request should be made to the Company at 7050 Woodbine Avenue, Markham, Canada L3R 4G8 Attn: CFO. The Company intends to post any amendment to or waiver from the Code of Ethics and Conduct that requires disclosure under the SEC rules on its website.

Communications with Directors

The Board has provided a process by which stockholders or other interested parties can communicate with the Board or with the non-management directors as a group. All such questions or inquiries should be directed to the President and CEO, Edward Smith, who can be reached at ed.smith@smtc.com. Mr. Smith will review and communicate pertinent inquiries to the Board or, if requested, the non-management directors as a group.

Leadership Structure

The Board has previously determined that it was in the best interests of the Company and its stockholders for separate individuals to serve as Chair of the Board and Chief Executive Officer, while recognizing that there may be circumstances in the future that would lead to the same individual serving in both capacities. The Company believes this leadership structure has been the most appropriate for the Company because the Board has been able to rely upon the experience and perspective Mr. Bailey has gained from serving both as a Director and while temporarily serving as the Company’s Executive Chair and Interim Chief Financial Officer during 2013 and 2014. Mr. Bailey fulfills his responsibilities as Chair through close interaction with management and all Directors. This structure ensures a greater role of independent directors in the active oversight of our business, including risk management oversight, and in setting agendas and establishing Board priorities and procedures. This structure also allows our Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Board Role in Risk Oversight

Our Board is responsible for consideration and oversight of the risks facing the Company. Our Board manages this oversight directly and through the Audit Committee and Compensation and Management Development Committee. Our Board is kept informed by various reports provided to it on a regular basis, including reports made by management at the Board and Audit Committee and Compensation and Management Development Committee meetings. The Audit Committee performs a central oversight role with respect to financial and compliance risks, which the Audit Committee then regularly reviews with the full Board. Our Compensation and Management Development Committee reviews and discusses with management the impact of the Company’s compensation policies and practices on risk-taking within the Company. Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers (as defined in Rule 16a-1 of the Exchange Act), and any persons who directly or indirectly hold more than 10% of the Company’s common stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC on Forms 3, 4, and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4, and 5 that they file.

Based on the Company’s review of copies of such forms it has received from its Reporting Persons, the Reporting Persons met their Section 16(a) filing requirements in a timely manner during fiscal year 2017.

COMPENSATION OF DIRECTORS

Independent directors earn $40,000 per year for serving on the Board. The Chair of the Audit Committee earns an additional annual cash retainer of $10,000, the Chair of the Compensation and Management Development Committee earns an additional annual cash retainer of $7,000 and the Chair of the Nominating and Governance Committee earn an additional annual retainer of $3,000. The Chair of the Board of Directors may be awarded additional cash and equity compensation if circumstances warrant at the discretion of the Board. Annual equity compensation is also granted to independent directors with an aggregate grant date value of $20,000, which is issued in the form of either stock options or restricted stock units (“RSUs”). Annual equity compensation is also provided to the Chair of the Board of Directors with an aggregate grant date value of $50,000, which is issued in the form of either stock options or RSUs. We do not compensate Mr. Smith, our President and Chief Executive Officer, for his service on our Board of Directors.

The following table outlines the compensation to the Board of Directors for the period ended December 31, 2017:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards (a)(b) ($)	Total Compensation ($)
Clarke Bailey	87,000	50,000	137,000
David Sandberg	43,000	20,000	63,000
J. Randall Waterfield	40,000	20,000	60,000
Frederick Wasserman	50,000	20,000	70,000

(a)

Stock awards issued to directors represented annual grants issued on December 13, 2017. The stock awards were issued in the form of restricted stock units, which vest at the end of a 12-month period. The amounts disclosed in this column represent the aggregate grant date fair value of the restricted stock units granted during the fiscal year computed in accordance with ASC 718. The fair values of these restricted stock units were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended December 31, 2017 included in this Form 10-K.

(b)	The aggregate number of restricted stock unit awards outstanding for each of our non-employee directors as of December 31, 2017, is as follows:

Name	Number of Unvested Restricted Stock Units
Clarke Bailey	31,250
David Sandberg	12,500
J. Randall Waterfield	12,500
Frederick Wasserman	12,500

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s prior filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board currently consists of three directors, Frederick Wasserman, David Sandberg, and J. Randall Waterfield. The duties of the Audit Committee are (i) to review with management and the independent registered public accounting firm the scope and results of any and all audits, the nature of any other services provided by the independent registered public accounting firm, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent registered public accounting firm on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls; (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and Annual Reports prior to filing them with the SEC (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits, and any other matters required to be communicated with the independent registered public accounting firm under generally accepted auditing standards; and (iii) to select the Company’s independent registered public accounting firm and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the fiscal year ended December 31, 2017. PricewaterhouseCoopers LLP (“PwC LLP”) issued their unqualified report dated March 8, 2018, on SMTC’s financial statements for the fiscal year ended December 31, 2017.

The Audit Committee has also discussed with PwC LLP the matters required to be discussed by Auditing Standards No. 1301, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from PwC LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with PwC LLP its independence as an auditor. The Audit Committee concluded all meetings during fiscal year 2017 with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board the inclusion of SMTC’s audited financial statements for the fiscal year ended December 31, 2017, in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board

Frederick Wasserman, Chair

David Sandberg

J. Randall Waterfield

RELATED PERSON TRANSACTIONS

The Company uses a combination of Company policies and established review procedures, including adherence to NASDAQ Rules, to ensure related person transactions are reviewed, approved, and ratified, as appropriate. We do not maintain these policies and procedures under a single written policy.

The Nominating and Corporate Governance Committee is responsible for considering and reporting to the Board any questions of possible conflicts of interest involving the Company’s directors. The Board is further required to meet the independence standards set forth in the NASDAQ Rules. The Company’s Corporate Code of Ethics and Conduct, which applies to all directors, officers, and employees provides guidance on matters such as conflicts of interest and purchasing integrity, among others.

We require that each director and officer complete a questionnaire annually. The questionnaire requires positive written affirmation regarding related person transactions that may constitute a conflict of interest, including: (i) any transaction or proposed transaction in excess of $120,000 involving the director or officer or an immediate family member and the Company, a subsidiary, or any pension or retirement savings plan; (ii) any indebtedness to the Company; (iii) dealings with competitors, suppliers, or customers; (iv) any interest in real or personal property in which the Company also has an interest; and (v) the potential sale of any real or personal property or business venture or opportunity that will be presented to the Company for consideration. We review each questionnaire to identify any transactions or relationships that may constitute a conflict of interest, require disclosure, or affect an independence determination.

For situations in which it is either clear that a conflict of interest exists or there is a potential conflict of interest, the related director or officer is obligated to recuse himself from any discussion on the business arrangement. That director or officer does not participate in the review and approval process for the related transaction.

The Compliance Officer, together with our Chief Executive Officer or the Nominating and Corporate Governance Committee review transactions involving directors or officers that either clearly represent or may represent a conflict of interest. They determine whether these transactions are on terms that are as fair as if the transactions were on an arm’s length basis. If the Compliance Officer and the Chief Executive Officer or Nominating and Corporate Governance Committee were to determine that a transaction is not on terms that are as fair as if it were on an arm’s length basis, the transaction would be modified such that the transaction has as fair as if it were on an arm’s length basis.

There were no transactions required to be reported under Item 404(a) of Regulation S-K or that were not reviewed or where the Company’s policies and procedures for review were not followed in fiscal 2017.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 15, 2018, the number of shares beneficially owned and the percentage ownership for:

●     each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock;

●     each named executive officer named in our summary compensation table and each current director; and

●     all executive officers and current directors as a group.

As of June 15, 2018, our outstanding common stock consisted of 17,303,510 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 7050 Woodbine Avenue, Markham, Canada L3R 4G8. The number of shares beneficially owned by each person is determined under rules promulgated by the SEC. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership of within 60 days after June 15, 2018.

	Shares Beneficially Owned
Name and Address	Shares	Options/RSUs	Total	Percentage of Shares Beneficially Owned(*)
Stockholders with more than 5% ownership:
Red Oak Partners, LLC (1)	3,265,339	—	3,265,339	18.9%
1969 SW 17th Street
Boca Raton, Florida 33486
Nelson Obus in care of Wynnefield Partners Small Cap Value, L.P. (2)
450 Seventh Avenue, Suite 509
New York, New York 10123	1,433,982	—	1,433,982	8.3%

Directors and Named Executive Officers:
Clarke Bailey	262,796	50,576	313,372	1.8%
David Sandberg (1)	3,265,339	—	3,265,339	18.9%
J. Randall Waterfield	539,242	20,230	559,472	3.2%
Frederick Wasserman	35,519	20,230	55,749	#
Edward Smith	163,700	134,372	298,072	1.7%
Rich Fitzgerald	21,749	67,186	88,935	#
Steve Waszak	—	67,186	67,186	#
Roger Dunfield	150,429	—	150,429	#

All Directors and Named Executive Officers as a group (8 persons)	4,438,774	359,780	4,798,554	27.7%

* The number of shares of common stock deemed outstanding on June 15, 2018, with respect to a person or group includes (a) 17,303,510 shares outstanding on such date and (b) all options that are currently exercisable or will be exercisable within 60 days of June 15, 2018, by the person or group in question.

# Less than 1%

(1)	Mr. Sandberg directly owns 678,919 share shares of common stock and indirectly owns 2,586,420 shares of common stock as per Form 4 filings with SEC and as summarized below:

Red Oak Partners, LLC (“ROP”) serves as the general partner of The Red Oak Fund, LP, a Delaware limited partnership (the “Fund”), the direct owner of 1,165,223 shares. David Sandberg is the managing member of ROP and the Fund’s portfolio manager.

ROP serves as a managing member of Pinnacle Capital Partners, LLC, a Florida limited liability company (“Pinnacle Partners”). Pinnacle Partners is the general partner of Pinnacle Opportunities Fund, LP, a Delaware limited partnership (“Pinnacle Fund”), the direct owner of 766,968 shares.

ROP serves as the general partner of The Red Oak Long Fund, LP, a Delaware limited partnership (the “Long Fund”), the direct owner of 587,626 shares. David Sandberg is the managing member of ROP and the Long Fund's portfolio manager.

ROP serves as the general partner of The Red Oak Institutional Founders Long Fund, LP, a Delaware limited partnership (the “Founders Fund”), the direct owner of 66,603 shares. David Sandberg is the managing member of ROP and the Founders Fund’s portfolio manager.

(2)

Includes shares of common stock held by Wynnefield Partners Small Cap Value, L.P. and Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Capital, Inc. Profit Sharing Plan as disclosed in Schedule 13D/A filed with the SEC on May 12, 2015.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officer Compensation

The Summary Compensation Table below provides information concerning the compensation of our named executive officers.

In the “Salary” column, we disclose the base salary paid to each of our named executive officers. Salaries are paid in U.S. dollars unless otherwise noted, consistent with the terms of any applicable employment agreements.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted and in the “Stock Awards” column, we disclose the aggregate grant date fair value of restricted stock units (“RSU”) awarded in the fiscal year, computed in accordance with FASB Accounting Standards Codification Topic 718 (“ASC 718”) without reduction for assumed forfeitures. The ASC 718 fair value of our stock options and RSUs are calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended December 31, 2017, and for which we recognize expense ratably over the vesting period.

In the “Bonus” column, we disclose the amount earned as a performance based bonus for that particular year. In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(b)	Option Awards ($) (a)	Stock Awards ($)(a)	All Other Compensation ($) (c)	Total ($)
Sushil Dhiman (1)	2017	86,683	—	—	—	—	86,683
Former President and Chief Executive Officer	2016	381,000	—	152,440	261,231	—	794,771
Edward Smith (2)	2017	331,607	42,000	193,020	100,000	21,973	688,600
President and Chief Executive Officer	2016	—	—	—	—	—	—
Rich Fitzgerald (3)	2017	167,307	32,000	96,510	—	—	295,817
Chief Operating Officer	2016	—	—	—	—	—	—
Roger Dunfield (4)	2017	231,490	25,000	96,510	—	—	353,000
Chief Financial Officer	2016	198,493	—	33,750	108,750	—	340,993

(a)

The amounts disclosed in this column represent the aggregate grant date fair value of option awards or RSUs, as applicable granted during fiscal year computed in accordance with ASC 718. The fair values of these option awards and RSUs were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements for the year ended December 31, 2017, included in our Annual Report on Form 10-K, filed with the SEC on March 8, 2018.

(i)

Mr. Smith was granted 68,000 RSUs on February 17, 2017, with a grant date fair value of $100,000. The 68,000 RSUs vest on February 17, 2018. On May 15, 2017, Mr. Smith was granted 671,858 stock options with a strike price of $1.23 and will vest at 20% of the covered shares upon the Company’s average closing share price being above each of $2.00, $3.00, $4.00, $5.00, and $6.00 for a 90-day period. The stock options fair value was $0.28 per share and was calculated using the Cox, Ross, and Rubenstein binomial model (“Binomial Model”).

(ii)

Mr. Dunfield was granted 335,929 stock options on May 15, 2017 with a strike price of $1.23 and will vest at 20% of the covered shares upon the Company’s average closing share price being above each of $2.00, $3.00, $4.00, $5.00, and $6.00 for a 90-day period. The stock options fair value was $0.28 per share and was calculated using the Binomial Model.

(iii)

Mr. Fitzgerald was granted 335,929 stock options on June 5, 2017, with a strike price of $1.26 and will vest at 20% of the covered shares upon the Company’s average closing share price being above each of $2.00, $3.00, $4.00, $5.00, and $6.00 for a 90-day period. The stock options fair value was $0.28 per share and was calculated using the Binomial Model.

(b)	Amount disclosed for fiscal 2017 represents the discretionary bonus earned by the officers as approved by the Board of Directors.
(c)	Amount disclosed as all other compensation represents the 2017 housing allowance paid to Mr. Smith as approved by the Board of Directors.

(1) Mr. Dhiman resigned effective February 17, 2017, and all unvested stock based awards were forfeited as of that date. No awards were outstanding as at December 31, 2017.

(2) Mr. Smith was hired on February 6, 2017, and effective February 17, 2017, commenced as Interim President and Chief Executive Officer of the Company. On May 15, 2017, Mr. Smith was appointed as President and Chief Executive Officer, removing the interim designation.

(3) Rich Fitzgerald was hired effective June 5, 2017 as Chief Operating Officer.

(4) Mr. Dunfield’s employment was terminated on May 2, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and outstanding RSUs for each named executive officer outstanding as at December 31, 2017.

		Option Awards				Stock Awards
Name	Award Description	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Exercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(c)

Edward Smith	Stock Options	671,858	671,858	1.23	5/17/2027	—	—
	Restricted Stock Units	—	—	—	—	68,000	128,520
Roger Dunfield (a)	Stock Options	71,156	47,437	1.33	12/12/2026	—	—
	Stock Options	335,929	335,929	1.23	5/17/2027	—	—
	Restricted Stock Units	—	—	—	—	25,376	47,961
	Restricted Stock Units	—	—	—	—	31,746	60,000
Rich Fitzgerald	Stock Options	335,929	335,929	1.26	6/5/2027	—	—

(a)     Mr. Dunfield has 47,437 unvested stock options. 23,719 stock options will vest on December 12, 2018, and remaining 23,719 stock options will vest on December 12, 2019.  Mr. Dunfield’s employment was terminated effective May 2, 2018.  As a result of the termination, 292,462 unvested stock options as noted above were forfeited.

(b)     Mr. Smith has 68,000 RSUs that will vest on February 17, 2018. Mr. Dunfield has 31,746 RSUs that vested on February 12, 2018.

(c)     Based on a price of $1.89 per share, which was the closing price of our common stock on the NASDAQ Global Market on December 29, 2017, the last day of trading in fiscal year 2017.

EXECUTIVE OFFICERS

 Chief Executive Officer

On May 15, 2017, the Board of Directors of the Company appointed Edward Smith, the Company’s Interim President and Chief Executive Officer, to the role of President and Chief Executive Officer effective May 16, 2017. Mr. Smith, age 55, has served as President and Chief Executive Officer of the Company since May 16, 2017.

In connection with this appointment, Mr. Smith entered into an offer letter with the Company, dated May 15, 2017 (the “Smith Offer Letter”), pursuant to which Mr. Smith will receive an annual base salary of $325,000 and will be eligible to participate in the Company’s short-term incentive plan with a target bonus of 50% of his base salary. Pursuant to the Smith Offer Letter, Mr. Smith will also receive a one-time grant of options covering 671,858 shares of Company common stock under the Company’s 2010 Incentive Plan in May 2017. The options will have an exercise price per share equal to the Company per share closing price on the grant date, and will vest as to one-fifth (20%) of the covered shares upon the Company’s average closing share price being above each of $2.00, $3.00, $4.00, $5.00 and $6.00 per share for a 90-day period, or upon a Change in Control Event (as defined in the Smith Offer Letter ) resulting in the per share value of Company common stock being above those same thresholds (one-fifth if above $2.00, an additional one-fifth if above $3.00, an additional one-fifth if above $4.00, an additional one-fifth if above $5.00, and 100% if above $6.00), subject to Mr. Smith’s continued employment on the applicable vesting date. In the event of a Change in Control Event, outstanding stock options shall immediately expire to the extent they remain unvested; provided, however, the Company’s Board of Directors may, in its sole discretion, accelerate vesting effective immediately prior to, but contingent on, a Change in Control Event. To ensure alignment with shareholders, the options may not be exercised, and no option shares may be sold, within 180 days of any portion of the options vesting, unless a Change in Control Event occurs. The options shall otherwise reflect the Company’s standard terms and conditions for employee option grants, including a 10-year term, and will vest with respect to whole shares only.

In addition, the Smith Offer Letter provides that, in the event that Mr. Smith’s employment is terminated by the Company other than for “Cause” (as defined in the Smith Offer Letter, and other than in connection with or within twelve (12) months following a “Change in Control Event” (as defined in the Smith Offer Letter)), Mr. Smith will receive his accrued and unpaid base salary through the date of termination and will continue to receive his base salary for a period of six (6) months after the date of termination commencing with the first payroll period following the thirtieth (30th) day after the date of termination. In the event that Mr. Smith’s employment is terminated by the Company other than for Cause or if he resigns for “Good Reason” (as defined in the Smith Offer Letter) in connection with or within twelve (12) months following a Change in Control Event, he will receive his accrued and unpaid base salary and, to the extent applicable, accrued and unpaid vacation through the date of termination, and will also continue to receive his base salary for a period of twelve (12) months after the date of termination commencing with the first payroll period following the thirtieth day after the date of termination. Mr. Smith is also eligible for other benefits including participation in the Company’s 401(k) plan and four (4) weeks of paid time off annually.

On May 15, 2017, in connection with Mr. Smith’s stock option award grant, the Company’s Board of Directors amended the terms of Section 4(c) of the Company’s 2010 Stock Incentive Plan, as amended, which provision limited the maximum number of shares of common stock for which stock options could be granted to any person in any calendar year to 350,000 shares, to permit, as a one-time waiver of such limit, the issuance of stock options covering 671,858 shares to Mr. Smith pursuant to the terms of the Smith Offer Letter.

There were no arrangements or understanding between Mr. Smith and any other persons pursuant to which he was appointed as an officer of the Company (other than arrangements or understanding with directors or officers of the Company acting solely in their capacities as such), he has no family relationships with any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer, and he is not party to, and he does have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Chief Operating Officer

On May 15, 2017, the Company announced that the Board of Directors of the Company appointed Richard Fitzgerald, age 50, as the Company’s Chief Operating Officer effective on or before June 5, 2017.

In connection with this appointment, Mr. Fitzgerald entered into an offer letter with the Company, dated May 15, 2017 (the “Fitzgerald Offer Letter”), pursuant to which Mr. Fitzgerald will receive an annual base salary of $300,000 and will be eligible to participate in the Company’s short-term incentive plan with a target bonus of 25% of his base salary. Pursuant to the Fitzgerald Offer Letter, Mr. Fitzgerald will also receive a one-time grant of options covering 335,929 shares of Company common stock under the Company’s 2010 Incentive Plan as soon as practicable following the commencement of his employment. The options will have an exercise price per share equal to the Company per share closing price on the grant date, and will vest as to one-fifth (20%) of the covered shares upon the Company’s average closing share price being above each of $2.00, $3.00, $4.00, $5.00 and $6.00 per share for a 90-day period, or upon a Change in Control Event (as defined in the Fitzgerald Offer Letter ) resulting in the per share value of Company common stock being above those same thresholds (one-fifth if above $2.00, an additional one-fifth if above $3.00, an additional one-fifth if above $4.00, an additional one-fifth if above $5.00, and 100% if above $6.00), subject to Mr. Fitzgerald’s continued employment on the applicable vesting date. In the event of a Change in Control Event, outstanding stock options shall immediately expire to the extent they remain unvested; provided, however, the Company’s board of directors may, in its sole discretion, accelerate vesting effective immediately prior to, but contingent on, a Change in Control Event. To ensure alignment with shareholders, the options may not be exercised, and no option shares may be sold, within 180 days of any portion of the options vesting, unless a Change in Control Event occurs. The options shall otherwise reflect the Company’s standard terms and conditions for employee option grants, including a 10-year term, and will vest with respect to whole shares only.

In addition, the Fitzgerald Offer Letter provides that, in the event that Mr. Fitzgerald’s employment is terminated by the Company other than for “Cause” (as defined in the Fitzgerald Offer Letter and other than in connection with or within twelve (12) months following a “Change in Control Event” (as defined in the Fitzgerald Offer Letter)), Mr. Fitzgerald will receive his accrued and unpaid base salary through the date of termination and will continue to receive his base salary for a period of six (6) months after the date of termination commencing with the first payroll period following the thirtieth day after the date of termination. In the event that Mr. Fitzgerald’s employment is terminated by the Company other than for Cause or if he resigns for “Good Reason” (as defined the Fitzgerald Offer Letter) in connection with or within twelve (12) months following a Change in Control Event, he will receive his accrued and unpaid base salary and, to the extent applicable, accrued and unpaid vacation through the date of termination, and will also continue to receive his base salary for a period of twelve (12) months after the date of termination commencing with the first payroll period following the thirtieth day after the date of termination. Mr. Fitzgerald is also eligible for other benefits including participation in the Company’s 401(k) plan and three (3) weeks of paid time off annually.

There were no arrangements or understanding between Mr. Fitzgerald and any other persons pursuant to which he was appointed as an officer of the Company (other than arrangements or understanding with directors or officers of the Company acting solely in their capacities as such), he has no family relationships with any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer, and he is not party to, and he does have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Chief Financial Officer

 Effective February 19, 2018, the Company hired Steve Waszak, age 60, as Senior Vice President, Mergers and Acquisitions. Subsequently, on March 13, 2018 the Company announced that the Board of Directors of the Company appointed Steve Waszak, as the Company’s Chief Financial Officer in addition to his role as Senior Vice President of Mergers and Acquisitions.

In connection with this appointment, Mr. Waszak entered into an offer letter with the Company, dated February 2, 2018 (the “Waszak Offer Letter”), pursuant to which Mr. Waszak will receive an annual base salary of $275,000 and will be eligible to participate in the Company’s short-term incentive plan with a target bonus of 33% of his base salary. Pursuant to the Waszak Offer Letter, Mr. Waszak will also receive a one-time grant of options covering 335,929 shares of Company common stock under the Company’s 2010 Incentive Plan as soon as practicable following the commencement of his employment. The options will have an exercise price per share equal to the Company per share closing price on the grant date, and will vest as to one-fifth (20%) of the covered shares upon the Company’s average closing share price being above each of $2.50, $3.00, $4.00, $5.00 and $6.00 per share for a 90-day period, or upon a Change in Control Event (as defined in the Waszak Offer Letter ) resulting in the per share value of Company common stock being above those same thresholds (one-fifth if above $2.50, an additional one-fifth if above $3.00, an additional one-fifth if above $4.00, an additional one-fifth if above $5.00, and 100% if above $6.00), subject to Mr. Waszak’s continued employment on the applicable vesting date. In the event of a Change in Control Event, outstanding stock options shall immediately expire to the extent they remain unvested; provided, however, the Company’s board of directors may, in its sole discretion, accelerate vesting effective immediately prior to, but contingent on, a Change in Control Event. To ensure alignment with shareholders, the options may not be exercised, and no option shares may be sold, within 180 days of any portion of the options vesting, unless a Change in Control Event occurs. The options shall otherwise reflect the Company’s standard terms and conditions for employee option grants, including a 10-year term, and will vest with respect to whole shares only.

In addition, the Waszak Offer Letter provides that, in the event that Mr. Waszak’s employment is terminated by the Company other than for “Cause” (as defined in the Waszak Offer Letter and other than in connection with or within twelve (12) months following a “Change in Control Event” (as defined in the Waszak Offer Letter)), Mr. Waszak will receive his accrued and unpaid base salary through the date of termination and will continue to receive his base salary for a period of six (6) months after the date of termination commencing with the first payroll period following the thirtieth day after the date of termination. In the event that Mr. Waszak’s employment is terminated by the Company other than for Cause or if he resigns for “Good Reason” (as defined the Waszak Offer Letter) in connection with or within twelve (12) months following a Change in Control Event, he will receive his accrued and unpaid base salary and, to the extent applicable, accrued and unpaid vacation through the date of termination, and will also continue to receive his base salary for a period of twelve (12) months after the date of termination commencing with the first payroll period following the thirtieth day after the date of termination. Mr. Waszak is also eligible for other benefits including participation in the Company’s 401(k) plan and four (4) weeks of paid time off annually.

There were no arrangements or understanding between Mr. Waszak and any other persons pursuant to which he was appointed as an officer of the Company (other than arrangements or understanding with directors or officers of the Company acting solely in their capacities as such), he has no family relationships with any of the Company’s directors, executive officers, or any person nominated or chosen by the Company to become a director or executive officer, and he is not party to, and he does have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

ADDITIONAL INFORMATION

Defined Contribution Plan

The Company has a tax-qualified 401(k) defined contribution retirement plan established for U.S. employees in which named executive officers may participate.

 Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Exchange Act, to be considered by the Company for inclusion in the proxy material for SMTC’s 2019 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before February 27, 2019, at its principal executive offices, 7050 Woodbine Avenue, Markham, Canada L3R 4G8.

For proposals that Stockholders intend to present at the 2019 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent no later than June 8, 2019, and not earlier than May 9, 2019, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting. Additionally, our by-laws set forth procedures Stockholders must comply with to make nominations for election to the Board. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 7050 Woodbine Avenue, Markham, Canada L3R 4G8 not less than 60 days (June 8, 2019) or more than 90 days (May 9, 2019) prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before (July 8, 2019) or after (September 6, 2019) such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if a recipient of a paper copy of the proxy card, to complete, date, execute, and promptly return their proxy.

Financial Statements and Form 10-K Annual Report

SMTC’s audited financial statements for the year ended December 31, 2017, and other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on March 8, 2018 (including exhibits), are herein incorporated by reference. Copies of such Annual Report on Form 10-K, including financial statements, may be obtained without charge by contacting SMTC Corporation, 7050 Woodbine Avenue, Markham, Canada L3R 4G8, Attention: Investor Relations.

SMTC
MANUFACTURING INNOVATORS

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

VOTING INSTRUCTION CARD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2019.

	For	Withhold		For	Withhold		For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐	05 - Eddie Smith	☐	☐			

	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To approve the amendments to the certificate of incorporation of the Company.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 8 1 5 0 0 2

02V2EC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2017 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SMTC
MANUFACTURING INNOVATORS

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2018.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Eddie Smith as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on August 7, 2018 at 1:00 p.m. EDT at Fitzpatrick Manhattan Hotel located at 687 Lexington Ave, New York, NY 10022 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

SMTC
MANUFACTURING INNOVATORS

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on August 6, 2018.

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

VOTING INSTRUCTION CARD

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

Proposal No. 1
The election of the following directors for a term ending 2019.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Clarke Bailey	☐	☐	02 - David Sandberg	☐	☐	03 - J. Randall Waterfield	☐	☐
04 - Frederick Wasserman	☐	☐	05 - Eddie Smith	☐	☐			

Proposal	For	Against	Abstain
Proposal No. 2 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
Proposal No. 3 To approve the amendments to the certificate of incorporation of the Company.	☐	☐	☐
Proposal No. 4 To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 3815001

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02V2DC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2017 Annual Report to Stockholders are available at: **www.smtc.com/proxy**

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SMTC
MANUFACTURING INNOVATORS

VOTING INSTRUCTION CARD — SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SMTC CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 7, 2018.

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the "Company"), hereby appoints Eddie Smith as proxy of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on August 7, 2018 at 1:00 p.m. EDT at Fitzpatrick Manhattan Hotel located at 687 Lexington Ave, New York, NY 10022 and all adjournments thereof (the "Annual Meeting") and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxy will be voted FOR the nominees and FOR Proposals 2, 3 and 4. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be marked, dated and signed, on the other side)

SMTC
MANUFACTURING INNOVATORS

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C 1234567890

Vote by Internet

- Go to **www.investorvote.com/SMTX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the SMTC Corporation Stockholder Meeting to be Held on August 7, 2018

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.investorvote.com/SMTX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/SMTX**.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 27, 2018 to facilitate timely delivery.

2 N O T C O Y

02V2FC

Stockholder Meeting Notice

SMTC Corporation's Annual Meeting of Stockholders will be held on August 7, 2018 at Fitzpatrick Manhattan Hotel located at 687 Lexington Ave, New York, NY 10022, at 1:00 p.m. EDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

1. The election of the following directors for a term ending 2019:
   - 01 Clarke Bailey
   - 02 David Sandberg
   - 03 J. Randall Waterfield
   - 04 Frederick Wasserman
   - 05 Eddie Smith
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.
3. To approve the amendments to the certificate of incorporation of the Company.
4. To approve, by a non-binding advisory vote regarding the compensation of the Company's name executive officers ("say on pay").

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/SMTX.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials SMTC Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 27, 2018.

02V2FC